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                                EXHIBIT 99.2



                    Form of Notice of Guaranteed Delivery













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                                                                  EXHIBIT 99.2



                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                       9.875% SERIES A CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                                       OF

                               ML CAPITAL TRUST I
                 UNCONDITIONALLY GUARANTEED BY ML BANCORP, INC.

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by book-entry transfer cannot be completed on or prior to the Expiration Date (as defined in the Prospectus referred to below), (ii) certificates for the Trust's (as defined below) 9.875% Series A Capital Securities (the "Old Capital Securities") are not immediately available or
(iii) Old Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

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

   By Registered or Certified Mail:                 By Hand or Overnight Delivery:
   -------------------------------                  -----------------------------
         The Bank of New York                            The Bank of New York
        101 Barclay Street, 7E                            101 Barclay Street
       New York, New York 10286                    Corporate Trust Services Window
 Attention: Reorganization Department                        Ground Level
             Odell Romeo                               New York, New York 10286
                                                 Attention: Reorganization Department
                                                             Odell Romeo

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                              Confirm by Telephone
                            or for Information call:
                                 (212) 815-6337

                            Facsimile Transmissions:
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 815-6339

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to ML Capital Trust I, a trust created under the laws of Delaware (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus dated July __, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities."



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
Aggregate Liquidation Amount                               Name(s) of Registered Holder(s):
Tendered:
         ---------------------------------------           ------------------------------------------------
Certificate No(s). (if available):
                                  --------------           Address(es):

------------------------------------------------           ------------------------------------------------
If Old Capital Securities will be tendered by
book-entry transfer, provide the following                 ------------------------------------------------
information:                                               Area Code and Telephone Number(s):
                                                                                              -------------
DTC Account Number:
                   -----------------------------           ------------------------------------------------
Date:                                                      Signature(s):
     -------------------------------------------                        -----------------------------------

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              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED


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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


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
Name of Firm:
             ----------------------------------           -----------------------------------------------
                                                                   (Authorized Signature)
Address:
        ---------------------------------------           Title:
                                                                ------------------------------------------
-----------------------------------------------
                                     (Zip Code)           Name:
Area Code and                                                   ------------------------------------------
Telephone Number:                                                       (Please type or print)
                 ------------------------------
                                                          Date:
                                                                ------------------------------------------

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NOTE: DO NOT SEND OLD CAPITAL SECURITIES WITH THIS NOTICE OF GUARANTEED
DELIVERY. ACTUAL SURRENDER OF OLD CAPITAL SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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